EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

        PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of E Com Ventures, Inc. (the "Company") of Form 10-K/A for the year ending January 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, A. Mark Young, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company


                                                   By:  /s/ A. MARK YOUNG
                                                        -----------------------
                                                        A. Mark Young
                                                        Chief Financial Officer
                                                        May 28, 2004